EXHIBIT 23.1
CONSENT OF COUNSEL

To the Board of Directors
Able One Capital, Inc.

      We hereby consent to the reference to us in the Prospectus constituting part of this Form SB-2 Registration Statement for Able One Capital, Inc. under the caption "Legal Matters."



                                        By: /s/ Paul Goodman
                                    ------------------------------
                                         Paul Goodman, Esq.